Exhibit 10.7

Execution Copy

AMENDMENT NO. 3 TO

INVESTMENT AGREEMENT

This AMENDMENT NO. 3 (this “Amendment”) to the Investment Agreement dated as of March 29, 2011, as amended by Amendment No. 1 to Investment Agreement dated as of May 6, 2011, and as amended by Amendment No. 2 to Investment Agreement dated as of August 30, 2011 (as so amended, the “Original Agreement”), is entered into as of September 30, 2011 by and between OCM Marine Investments CTB, Ltd., a Cayman Islands exempt company (“Investor”), and General Maritime Corporation, a Marshall Islands corporation (the “Company”).  Each of the above referenced parties is sometimes herein referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties desire to amend the Original Agreement in accordance with the terms of this Amendment (the Original Agreement, as so amended by this Amendment, the “Agreement”); and

WHEREAS, Section 5.07 of the Original Agreement provides that no amendment of any provision of the Original Agreement shall be valid unless the same shall be in writing and signed by the Company and Investor.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

1.             Section 4.08 of the Original Agreement.  Section 4.08 of the Original Agreement is hereby amended and restated in its entirety as follows:  “Section 4.08  Intentionally Omitted.”

2.             Section 5.03 of the Original Agreement.  Section 5.03 of the Original Agreement is hereby amended and restated in its entirety as follows:

“Section 5.03  Entire Agreement.  This Agreement, together with the other Credit Documents, the Guaranty and the Existing Confidentiality Agreement (after giving effect to the amendment to such Existing Confidentiality Agreement dated as of September 30, 2011), constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, that may have related in any way to the subject matter hereof or thereof.”

3.             Miscellaneous.

(a)           Construction.  Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates.  The language used in this Amendment shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against either Party.  If either Party has breached any covenant or agreement contained in this Amendment in any respect, the fact that there exists another covenant or agreement relating to the same subject matter (regardless of the relative levels of specificity) which such Party has not breached shall not detract from or mitigate the fact that such Party is in breach of the first covenant or agreement.

(b)           Interpretation.  Unless the context of this Amendment otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Amendment; (iv) the terms “Article” or “Section” refer to the specified Article or Section of the Agreement and (v) the word “including” means “including without limitation.”

(c)           Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such state, including Section 5-1401 of the New York General Obligations Law.

(d)           WAIVER OF JURY TRIAL.  THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THE PARTIES AGREE THAT EITHER OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

(e)           Jurisdiction and Venue.  Each Party consents to the jurisdiction and venue of the United States federal and state courts in the Borough of Manhattan, City of New York, for any action, suit or proceeding arising from or in connection with the interpretation or enforcement of this Amendment.

(f)            Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  This Amendment and any amendments hereto, to the extent signed and delivered by means of digital imaging and electronic mail or a facsimile machine, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

(g)           Effect of this Amendment.  Except as expressly set forth in this Amendment, all of the provisions of the Original Agreement shall remain in full force and effect in accordance with their terms, and this Amendment shall reaffirm the Original Agreement in all respects.  This Amendment shall be deemed to have effect as of, and from and after, the date of the Original Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
	Title:	Executive Vice President, Chief Financial Officer

OCM MARINE INVESTMENTS CTB, LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ B. James Ford
	Name:	B. James Ford
	Title:	Managing Director

By:	/s/ Adam C. Pierce
	Name:	Adam C. Pierce
	Title:	Senior Vice President

[Signature Page — Amendment No. 3 to GMR Investment Agreement]